                        ANNUAL REPORT / OCTOBER 31 2000

                           AIM AGGRESSIVE GROWTH FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]


                      ------------------------------------

                   SUNFLOWERS IN THE FIELD BY ERIC ISENBURGER

             SUNFLOWERS ARE AMONG THE FASTEST-GROWING PLANTS IN THE

         BOTANICAL KINGDOM. THEY COME IN MANY VARIETIES AND FLOURISH IN

           A WIDE RANGE OF SOILS AND CLIMATES. WE BELIEVE THE DYNAMIC

           SUNFLOWER REFLECTS THE ATTRIBUTES OF THE DIVERSE, RAPIDLY

           GROWING AND FUNDAMENTALLY STRONG COMPANIES WE SEEK TO OWN

                         IN AIM AGGRESSIVE GROWTH FUND.

                      ------------------------------------

AIM Aggressive Growth Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small and mid-sized company stocks which management believes will have earnings growth in excess of the general economy.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to returns as of the close of the fiscal year, found later in this report, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 53.92%; five years, 17.57%; 10 years, 27.74%. Class B shares, one year, 56.46%; inception (3/1/99), 51.15%. Class C shares, one year, 60.38%; inception (3/1/99),
    53.07%.
o Had fees and expenses for Class A shares not been waived in the past, returns would have been lower.
o Investing in micro, small and mid-sized companies may involve greater risks than are associated with investing in more established companies. Additionally, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) represents the performance of mid-capitalization stocks.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
   [PHOTO OF        I feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        from the funds' board and will soon retire as A I M
     Graham,        Management Group's chairman after a long, successful career
   Chairman of in the investment industry. Ted has always shown the highest the Board of degree of integrity and commitment to excellence, and I have
   THE FUND         always admired him. I'm also proud to be part of the team
  APPEARS HERE]     that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman


                         ------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                         ------------------------------

                           AIM AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND SHAKES OFF MARKET WOES, POSTS EXCELLENT RETURNS

MARKETS WERE EXTREMELY VOLATILE DURING THE SECOND HALF OF THE FISCAL YEAR. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?
Careful stock selection enabled the fund to post outstanding returns despite often challenging market conditions. Excluding sales charges, total returns for Class A, Class B and Class C shares were 47.53%, 46.29% and 46.21%, respectively, for the 12-month period ended October 31, 2000. By comparison, the Russell 2500 Index and the Lipper Mid-Cap Growth Fund Index posted returns of 23.27% and 34.54%, respectively, over the same period. During the fiscal year, the fund's total net assets grew from $2.8 billion to $4.9 billion.
    The fund's performance for the entire fiscal year includes significant gains made in late 1999 and early 2000 when the stock market performed quite strongly; during the second half of the fiscal year, performance was adversely affected by the sell-off in technology stocks and other market difficulties.

WHAT WERE THE MAJOR STOCK-MARKET TRENDS?
A strong market rally in the first half of the fiscal year was followed by a choppy, downward-trending market in the second half. In late 1999 and early 2000, technology stocks led the market surge as the Dow reached a new high in January. The tech-laden Nasdaq continued to soar to record levels well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. The stocks of Internet companies with no earnings were particularly hard hit. Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and to contain inflation. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April and caused markets to be extremely volatile.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the reporting period. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices, unrest in the Middle East and, perhaps most importantly, concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.
    Because of strong performance during the first half of the fiscal year, most market indexes recorded gains for the reporting period. After tech stocks faded, stocks in several other sectors, such as health care, financial services, energy and utilities, posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. During the first half of the year, growth stocks outperformed value stocks by a wide margin. But in the second half of the year, the situation was reversed, with value stocks emerging as the clear-cut market leaders as investors sought more reasonably priced issues.

HOW WAS THE FUND MANAGED?
Over the fiscal year, we reduced the number of holdings in the portfolio from 196 to 152 as we sold the stocks of companies that failed to meet our earnings expectations. Simultaneously, we enhanced the fund's positions in the stocks of companies we believe have solid long-term growth prospects.
    At the close of the fiscal year, technology stocks made up 52% of the portfolio, while consumer-cyclical stocks made up 13%. While both sectors struggled at times, portfolio managers found a number

FUND PERFORMANCE

TOTAL RETURNS OF
CLASS A, B & C SHARES VS. INDEXES

Fiscal year ended October 31, 2000
================================================================================

FUND CLASS A SHARES                47.53%

FUND CLASS B SHARES                46.29%

FUND CLASS C SHARES                46.21%

RUSSELL 2500 INDEX                 23.27%

LIPPER MID-CAP GROWTH FUND INDEX   34.54%
================================================================================

GROWTH OF NET ASSETS

10/31/99-10/31/00,
in billions
================================================================================

10/31/99        $2.8

10/31/00        $4.9
================================================================================


          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

of companies with solid earnings-growth prospects in these sectors. Indeed, the portfolio's technology holdings boosted performance. Semiconductor stocks and small-cap retail stocks were a plus for performance.
    The portfolio also benefited from its health-care holdings. Demand for health-care services and products tends to remain constant regardless of economic trends. We avoided the stocks of biotech companies, however, because of their speculative nature. The fund also got a boost from its energy holdings, which benefited from rising oil prices.
    Effective March 31, 2000, the fund was given increased flexibility in selecting stocks with regard to market capitalization. While the fund continues to buy small- and mid-cap stocks, this increased flexibility will allow the fund to retain strong-performing stocks regardless of how they may have grown in market capitalization. The fund's exposure to mid-cap stocks, the market leaders during the fiscal year, was a plus for performance. As of October 31, mid- and small-cap stocks made up nearly 95% of the portfolio.

WHAT WERE THE LEADING TECH STOCKS IN THE PORTFOLIO?
Power-One makes products that include AC/DC converters and voltage power switchers for use in communications, automatic testing, medical and other electronic equipment. Polycom makes long-distance video, audio and data-conferencing products, while Integrated Device Technology provides semiconductor products for computers, peripherals and communications and networking devices. Microchip Technology makes low-cost embedded control products for automotive, communications, consumer, industrial and office-automation markets.
    Other tech stocks in the portfolio included Alpha Industries, which provides integrated circuits and semiconductors for wireless-communications applications; QLogic, which designs and supplies semiconductor and board-level input/output products; and National Instruments, which makes hardware and software that converts standard personal computers into test and measurement systems.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
Robert Half International, the fund's top holding, provides accounting and financial personnel staffing services. Province Healthcare operates 16 acute-care hospitals mainly in rural areas. Concord EFS processes credit and debit cards for retailers.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. And except for higher oil prices, inflation was moderate.
    Interest rates stabilized as the Fed took at least a temporary respite from its monetary tightening policy, which had periodically roiled markets for more than a year. Perhaps most importantly, corporate profits, while declining, were still impressive for many companies, particularly medium-sized and smaller firms. Additionally, mid- and small-cap stocks are more attractively priced than large-cap stocks. However, because of a degree of uncertainty surrounding near-term economic, political and international trends and developments, markets may continue to be volatile.

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

=====================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------
  1. Robert Half International Inc.        3.09%      1. Electronics (Semiconductors)         11.43%
  2. Power-One, Inc.                       2.87       2. Computers (Software & Services)       8.09
  3. Polycom, Inc.                         2.63       3. Communications Equipment              7.49
  4. Integrated Device Technology, Inc.    2.57       4. Oil & Gas (Drilling & Equipment)      5.33
  5. Microchip Technology Inc.             2.56       5. Electrical Equipment                  4.84
  6. QLogic Corp.                          2.45       6. Computers (Peripherals)               4.80
  7. Alpha Industries, Inc.                2.42       7. Retail (Specialty-Apparel)            4.25
  8. Concord EFS, Inc.                     1.67       8. Services (Employment)                 4.08
  9. National Instruments Corp.            1.65       9. Health Care (Hospital Management)     3.70
 10. Province Healthcare Co.               1.54      10. Electronics (Instrumentation)         3.63

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================================

                    -------------------------------------

                           READ THIS REPORT ONLINE!

                     Early in 2001, a new service will be

                    available--electronic delivery of fund

                   reports and prospectuses. Soon, you can

                   read the same AIM report you are reading

                      now--online. Once you sign up for

                 the service, we will send you a link to the

                     report via e-mail. If you choose to

                  receive your reports online, you will not

                    receive a paper copy by mail. You may

                  cancel the service at any time by visiting

                                our Web site.

                         Please visit our Web site at

                       www.aimfunds.com and go to "Your

                     AIM Account." Log into your account

                      and then click on the "View Other

                        Account Options" dropdown menu

                           and select "eDelivery."

                    -------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

5/1/84-10/31/00

This chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 5/1/84-10/31/00. (Index performance is from 4/30/84-10/31/00.) It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Index and the Russell 2500 Index. Market indexes such as the Russell 2000 and the Russell 2500 are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (5/1/84)              17.23%
  10 Years                        27.57
  5 Years                         17.02
  1 Year                          39.41*
  *47.53%, excluding sales charges

CLASS B SHARES
  Inception (3/1/99)              43.26%
  1 Year                          41.29*
  *46.29%, excluding CDSC

CLASS C SHARES
  Inception (3/1/99)              45.09%
  1 Year                          45.21*
  *46.21%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

Since the last reporting period, AIM Aggressive Growth Fund has elected to use the Russell 2500 Index as its benchmark instead of the Russell 2000 Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the Russell 2000 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old index and the new index.

                           AIM AGGRESSIVE GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

in thousands
================================================================================
             AIM Aggressive      Russell
              Growth Fund,     2000 Index                Russell
             Class A Shares                             2500 Index
--------------------------------------------------------------------------------

5/1/84         9452              10000                    10000
10/84          9587              10100.4                  10391.3
10/85          10682             11699.1                  12368.4
10/86          12470             14297.4                  15868.5
10/87          10040             12339                    14274.1
10/88          12100             15700                    18022.9
10/89          14278             18149.6                  21323.8
10/90          11409             13198.8                  16218.2
10/91          21330             20938.4                  25567.9
10/92          23363             22925.8                  28408.5
10/93          35278             30356.9                  36309.2
10/94          41968             30249.6                  36972.6
10/95          59365             35800                    44873.2
10/96          68134             41745                    53304.4
10/97          79953             53989.9                  68827
10/98          66877             47595.9                  63527.6
10/99          93444             54672.4                  74961
10/00          137864            64188.6                  92407.1

              $137,864          $64,189                  $92,407

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

                           AIM AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.79%

AIR FREIGHT-0.32%

Expeditors International of
  Washington, Inc.                     300,000   $   15,562,500
===============================================================

BANKS (REGIONAL)-1.11%

Bank United Corp.-Class A              325,000       18,423,437
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(a)                            1,000,000       36,500,000
===============================================================
                                                     54,923,437
===============================================================

BIOTECHNOLOGY-1.14%

Aurora Biosciences Corp.(a)            200,000       12,187,500
---------------------------------------------------------------
Celera Genomics(a)                     150,000       10,125,000
---------------------------------------------------------------
Techne Corp.(a)                        300,000       33,825,000
===============================================================
                                                     56,137,500
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.28%

Hispanic Broadcasting Corp.(a)         450,000       14,062,500
===============================================================

BUILDING MATERIALS-0.15%

Simpson Manufacturing Co., Inc.(a)     171,100        7,293,137
===============================================================

CHEMICALS (SPECIALTY)-0.70%

OM Group, Inc.                         750,000       34,687,500
===============================================================

COMMUNICATIONS EQUIPMENT-7.49%

BreezeCom Ltd. (Israel)(a)             500,000        9,281,250
---------------------------------------------------------------
CommScope, Inc.(a)                     759,000       19,212,187
---------------------------------------------------------------
Comverse Technology, Inc.(a)           500,000       55,875,000
---------------------------------------------------------------
Digital Lightwave, Inc.(a)             250,000       12,671,875
---------------------------------------------------------------
Dycom Industries, Inc.(a)              549,950       20,691,869
---------------------------------------------------------------
Finisar Corp.(a)                       500,000       14,406,250
---------------------------------------------------------------
MasTec, Inc.(a)                        450,000       13,021,875
---------------------------------------------------------------
Polycom, Inc.(a)                     2,000,000      130,000,000
---------------------------------------------------------------
Proxim, Inc.(a)                        750,000       45,468,750
---------------------------------------------------------------
REMEC, Inc.(a)                       1,000,000       29,812,500
---------------------------------------------------------------
Tollgrade Communications, Inc.(a)      150,000       14,362,500
---------------------------------------------------------------
UTStarcom, Inc.(a)                     250,000        5,000,000
===============================================================
                                                    369,804,056
===============================================================

COMPUTERS (HARDWARE)-1.80%

Concurrent Computer Corp.(a)           400,000        7,050,000
---------------------------------------------------------------
National Instruments Corp.(a)        1,750,000       81,703,125
===============================================================
                                                     88,753,125
===============================================================

COMPUTERS (NETWORKING)-2.71%

Avocent Corp.(a)                       300,000       21,281,250
---------------------------------------------------------------
Emulex Corp.(a)                        500,000       73,437,500
---------------------------------------------------------------
MRV Communications, Inc.(a)            425,000       16,787,500
---------------------------------------------------------------
SonicWALL, Inc.(a)                   1,500,000       22,406,250
===============================================================
                                                    133,912,500
===============================================================

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (PERIPHERALS)-4.80%
Actel Corp.(a)(b)                    1,500,000   $   54,937,500
---------------------------------------------------------------
QLogic Corp.(a)                      1,250,000      120,937,500
---------------------------------------------------------------
SanDisk Corp.(a)                       500,000       26,867,187
---------------------------------------------------------------
Silicon Storage Technology,
  Inc.(a)                            1,500,000       34,125,000
===============================================================
                                                    236,867,187
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-8.09%

Aspen Technology, Inc.(a)            1,000,000       41,312,500
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                          300,000       23,639,062
---------------------------------------------------------------
Gemstar-TV Guide International,
  Inc.(a)                              150,000       10,284,375
---------------------------------------------------------------
Inforte Corp.(a)                       600,000       18,375,000
---------------------------------------------------------------
Jack Henry & Associates              1,369,400       75,317,000
---------------------------------------------------------------
Macrovision Corp.(a)                   500,000       36,437,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)           200,000       22,200,000
---------------------------------------------------------------
Micromuse Inc.(a)                      100,000       16,968,750
---------------------------------------------------------------
NetIQ Corp.(a)                         141,195       12,160,419
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             400,000        9,600,000
---------------------------------------------------------------
Rational Software Corp.(a)             400,000       23,875,000
---------------------------------------------------------------
SeaChange International, Inc.(a)       250,000        5,500,000
---------------------------------------------------------------
Secure Computing Corp.(a)            1,000,000       23,000,000
---------------------------------------------------------------
SERENA Software, Inc.(a)               500,000       25,437,500
---------------------------------------------------------------
Ulticom, Inc.(a)                       300,000       14,325,000
---------------------------------------------------------------
Verity, Inc.(a)                        750,000       17,625,000
---------------------------------------------------------------
WebTrends Corp.(a)                     500,000       16,070,313
---------------------------------------------------------------
Zengine, Inc.(a)                       609,026        7,460,569
===============================================================
                                                    399,587,988
===============================================================

ELECTRICAL EQUIPMENT-4.84%

Black Box Corp.(a)                     550,000       36,231,250
---------------------------------------------------------------
Cree, Inc.(a)                          250,000       24,812,500
---------------------------------------------------------------
Molex, Inc.-Class A                  1,000,025       39,313,483
---------------------------------------------------------------
Plexus Corp.(a)                      1,000,000       63,062,500
---------------------------------------------------------------
Sanmina Corp.(a)                       400,000       45,725,000
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)      1,000,000       30,000,000
===============================================================
                                                    239,144,733
===============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-3.49%

Power-One, Inc.(a)                   2,000,000      141,875,000
---------------------------------------------------------------
Sawtek Inc.(a)                         600,000       30,525,000
===============================================================
                                                    172,400,000
===============================================================

ELECTRONICS (DEFENSE)-1.41%

Aeroflex Inc.(a)                       300,000       17,850,000
---------------------------------------------------------------
Anaren Microwave, Inc.(a)              500,000       52,000,000
===============================================================
                                                     69,850,000
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-3.63%

Alpha Industries, Inc.(a)(b)         3,000,000      119,625,000
---------------------------------------------------------------
PerkinElmer, Inc.                      200,000       23,900,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ELECTRONICS (INSTRUMENTATION)-(CONTINUED)

Tektronix, Inc.                        500,000   $   35,625,000
===============================================================
                                                    179,150,000
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-11.43%

Cirrus Logic, Inc.(a)                  500,000       21,562,500
---------------------------------------------------------------
Dallas Semiconductor Corp.           1,500,000       59,437,500
---------------------------------------------------------------
GlobeSpan, Inc.(a)                     150,000       11,540,625
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                            2,250,000      126,703,125
---------------------------------------------------------------
Intersil Holding Corp.(a)              750,000       35,953,125
---------------------------------------------------------------
Micrel, Inc.(a)                        600,000       27,150,000
---------------------------------------------------------------
Microchip Technology Inc.(a)         4,000,000      126,500,000
---------------------------------------------------------------
Pixelworks, Inc.(a)                    500,000       16,656,250
---------------------------------------------------------------
Semtech Corp.(a)                       850,000       27,412,500
---------------------------------------------------------------
SIPEX Corp.(a)                       1,000,000       39,375,000
---------------------------------------------------------------
TranSwitch Corp.(a)                    600,000       34,650,000
---------------------------------------------------------------
Zoran Corp.(a)(b)                      750,000       37,593,750
===============================================================
                                                    564,534,375
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.42%

Credence Systems Corp.(a)              350,000        6,562,500
---------------------------------------------------------------
EMCORE Corp.(a)                        350,000       14,350,000
===============================================================
                                                     20,912,500
===============================================================

FINANCIAL (DIVERSIFIED)-0.96%

SEI Investments Co.                    525,000       47,643,750
===============================================================

FOODS-0.70%

Hain Celestial Group, Inc.(a)          875,000       34,726,563
===============================================================

FOOTWEAR-0.26%

Vans, Inc.(a)(b)                     1,000,000       12,937,500
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.95%

Alpharma Inc.-Class A                  749,934       29,106,813
---------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                 243,000       17,890,875
===============================================================
                                                     46,997,688
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-3.70%

Health Management Associates,
  Inc.-Class A(a)                    2,500,000       49,531,250
---------------------------------------------------------------
LifePoint Hospitals, Inc.(a)         1,000,000       38,750,000
---------------------------------------------------------------
Province Healthcare Co.(a)(b)        1,800,000       75,825,000
---------------------------------------------------------------
Triad Hospitals, Inc.(a)               675,000       18,731,250
===============================================================
                                                    182,837,500
===============================================================

HEALTH CARE (MANAGED CARE)-0.91%

First Health Group Corp.(a)          1,150,000       44,850,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.67%

Biosite Diagnostics Inc.(a)            314,100        6,910,200
---------------------------------------------------------------
Novoste Corp.(a)                       250,000        6,312,500
---------------------------------------------------------------
Zoll Medical Corp.(a)                  400,000       19,825,000
===============================================================
                                                     33,047,700
===============================================================

                                                     MARKET
                                      SHARES         VALUE

HEALTH CARE (SPECIALIZED SERVICES)-2.49%

HEALTHSOUTH Corp.(a)                 3,000,000   $   36,000,000
---------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                          200,000       26,975,000
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              600,000       25,237,500
---------------------------------------------------------------
Quest Diagnostics Inc.(a)              225,000       21,656,250
---------------------------------------------------------------
RehabCare Group, Inc.(a)               307,300       13,271,519
===============================================================
                                                    123,140,269
===============================================================

INSURANCE (PROPERTY-
    CASUALTY)-0.25%

HCC Insurance Holdings, Inc.           650,000       12,390,625
===============================================================

INVESTMENT MANAGEMENT-0.68%

Affiliated Managers Group, Inc.(a)     300,000       18,037,500
---------------------------------------------------------------
Eaton Vance Corp.                      316,100       15,745,731
===============================================================
                                                     33,783,231
===============================================================

MANUFACTURING (SPECIALIZED)-0.33%

Insituform Technologies,
  Inc.-Class A(a)                      450,000       16,059,375
===============================================================

METAL FABRICATORS-1.16%

Shaw Group Inc. (The)(a)               700,000       57,050,000
===============================================================

NATURAL GAS-0.51%

Kinder Morgan, Inc.                    650,000       25,065,625
===============================================================

OFFICE EQUIPMENT & SUPPLIES-0.19%

MCSi, Inc.(a)                          330,781        9,509,954
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-5.33%

Cal Dive International, Inc.(a)        500,000       24,875,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                500,000       27,250,000
---------------------------------------------------------------
Core Laboratories N.V.
  (Netherlands)(a)                     900,000       19,406,250
---------------------------------------------------------------
Dril-Quip, Inc.(a)                     300,000        9,900,000
---------------------------------------------------------------
Hanover Compressor Co.(a)            1,000,000       32,625,000
---------------------------------------------------------------
Marine Drilling Cos., Inc.(a)        1,250,000       29,843,750
---------------------------------------------------------------
Maverick Tube Corp.(a)                 500,000        7,781,250
---------------------------------------------------------------
National-Oilwell, Inc.(a)            1,500,000       43,875,000
---------------------------------------------------------------
Patterson Energy, Inc.(a)            1,500,000       42,187,500
---------------------------------------------------------------
Pride International, Inc.(a)         1,000,000       25,312,500
===============================================================
                                                    263,056,250
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.69%

Evergreen Resources, Inc.(a)           275,100        7,565,250
---------------------------------------------------------------
Newfield Exploration Co.(a)            500,000       18,875,000
---------------------------------------------------------------
Stone Energy Corp.(a)                  150,000        7,680,000
===============================================================
                                                     34,120,250
===============================================================

RESTAURANTS-1.07%

CEC Entertainment Inc.(a)              800,000       25,500,000
---------------------------------------------------------------
Sonic Corp.(a)                         750,000       27,375,000
===============================================================
                                                     52,875,000
===============================================================

RETAIL (BUILDING SUPPLIES)-0.23%

Fastenal Co.                           200,000       11,487,500
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-1.71%

CDW Computer Centers, Inc.(a)        1,125,000       72,492,188
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

RETAIL (COMPUTERS & ELECTRONICS)-(CONTINUED)

Tweeter Home Entertainment Group,
  Inc.(a)                              500,000   $   12,031,250
===============================================================
                                                     84,523,438
===============================================================

RETAIL (DISCOUNTERS)-0.91%

Dollar Tree Stores, Inc.(a)          1,150,000       44,993,750
===============================================================

RETAIL (SPECIALTY)-1.42%

Genesco, Inc.(a)                     1,000,000       17,750,000
---------------------------------------------------------------
Linens 'n Things, Inc.(a)            1,250,000       38,437,500
---------------------------------------------------------------
Venator Group, Inc.(a)               1,000,000       14,125,000
===============================================================
                                                     70,312,500
===============================================================

RETAIL (SPECIALTY-APPAREL)-4.25%

Abercrombie & Fitch Co.-Class A(a)   3,000,000       70,687,500
---------------------------------------------------------------
Children's Place Retail Stores,
  Inc. (The)(a)                        850,000       22,046,875
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)       2,000,000       58,500,000
---------------------------------------------------------------
Talbots, Inc. (The)                    450,000       35,578,125
---------------------------------------------------------------
Too Inc.(a)                          1,000,000       22,937,500
===============================================================
                                                    209,750,000
===============================================================

SERVICES (ADVERTISING/MARKETING)-0.81%

Forrester Research, Inc.(a)            323,200       13,271,400
---------------------------------------------------------------
TMP Worldwide, Inc.(a)                 382,100       26,597,742
===============================================================
                                                     39,869,142
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-1.99%

Computer Learning Centers, Inc.(a)      27,229           22,124
---------------------------------------------------------------
Copart, Inc.(a)                        600,000        9,037,500
---------------------------------------------------------------
Corporate Executive Board Co.
  (The)(a)                             600,000       27,675,000
---------------------------------------------------------------
DeVry, Inc.(a)                         500,000       18,468,750
---------------------------------------------------------------
Diamond Technology Partners
  Inc.(a)                              700,000       31,237,500
---------------------------------------------------------------
Iron Mountain Inc.(a)                  350,000       11,834,375
===============================================================
                                                     98,275,249
===============================================================

SERVICES (COMPUTER SYSTEMS)-1.04%

SunGard Data Systems Inc.(a)         1,000,000       51,125,000
===============================================================

SERVICES (DATA PROCESSING)-2.20%

Concord EFS, Inc.(a)                 2,000,000       82,625,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        500,000       26,218,750
===============================================================
                                                    108,843,750
===============================================================

                                                     MARKET
                                      SHARES         VALUE
SERVICES (EMPLOYMENT)-4.08%

Hall, Kinion & Associates,
  Inc.(a)(b)                         1,084,100   $   28,660,894
---------------------------------------------------------------
Heidrick & Struggles
  International, Inc.(a)               129,600        8,010,900
---------------------------------------------------------------
On Assignment, Inc.(a)                 500,000       12,593,750
---------------------------------------------------------------
Robert Half International Inc.(a)    5,000,000      152,500,000
===============================================================
                                                    201,765,544
===============================================================

SERVICES (FACILITIES &
  ENVIRONMENTAL)-1.06%

Tetra Tech, Inc.(a)                  1,500,000       52,125,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.04%

AirGate PCS, Inc.(a)                   500,000       19,437,500
---------------------------------------------------------------
Powertel, Inc.(a)                      200,000       17,450,000
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        750,000       36,093,750
---------------------------------------------------------------
Research in Motion Ltd.
  (Canada)(a)                          395,000       39,500,000
---------------------------------------------------------------
Rural Cellular Corp.-Class A(a)        200,000       10,750,000
---------------------------------------------------------------
SBA Communications Corp.(a)            300,000       15,037,500
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      250,000       11,875,000
===============================================================
                                                    150,143,750
===============================================================

TEXTILES (APPAREL)-0.39%

Quicksilver, Inc.(a)                 1,000,000       19,125,000
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,401,449,461)                             4,830,013,941
===============================================================

MONEY MARKET FUNDS-1.83%

STIC Liquid Assets Portfolio(c)     45,134,072       45,134,072
---------------------------------------------------------------
STIC Prime Portfolio(c)             45,134,072       45,134,072
===============================================================
    Total Money Market Funds (Cost
      $90,268,144)                                   90,268,144
===============================================================
TOTAL INVESTMENTS-99.62% (Cost
  $3,491,717,605)                                 4,920,282,085
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.38%                                  18,833,387
===============================================================
NET ASSETS-100.00%                               $4,939,115,472
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/00 was $329,579,644 which represented 6.69% of the Fund's net assets.
(c)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $3,491,717,605)                              $4,920,282,085
-------------------------------------------------------------
Receivables for:
  Investments sold                                 26,398,865
-------------------------------------------------------------
  Fund shares sold                                 19,888,653
-------------------------------------------------------------
  Dividends                                           686,027
-------------------------------------------------------------
Collateral for securities loaned                  231,645,571
-------------------------------------------------------------
Investment for deferred compensation plan              76,417
-------------------------------------------------------------
Other assets                                            6,714
=============================================================
    Total assets                               $5,198,984,332
=============================================================

LIABILITIES:

Payables for:
  Return of collateral for securities loaned      231,645,571
-------------------------------------------------------------
  Investments purchased                            19,804,590
-------------------------------------------------------------
  Fund shares reacquired                            3,550,419
-------------------------------------------------------------
  Deferred compensation plan                           76,417
-------------------------------------------------------------
Accrued advisory fees                               2,528,091
-------------------------------------------------------------
Accrued administrative services fees                   21,523
-------------------------------------------------------------
Accrued distribution fees                           1,701,726
-------------------------------------------------------------
Accrued trustees' fees                                  1,229
-------------------------------------------------------------
Accrued transfer agent fees                           537,457
-------------------------------------------------------------
Accrued operating expenses                              1,837
=============================================================
    Total liabilities                             259,868,860
=============================================================
Net assets applicable to shares outstanding    $4,939,115,472
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $4,444,514,780
_____________________________________________________________
=============================================================
Class B                                        $  374,009,533
_____________________________________________________________
=============================================================
Class C                                        $  120,591,159
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           241,443,891
_____________________________________________________________
=============================================================
Class B                                            20,638,914
_____________________________________________________________
=============================================================
Class C                                             6,657,301
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        18.41
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.41 divided by
      94.50%)                                  $        19.48
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        18.12
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        18.11
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends                                      $    2,389,451
-------------------------------------------------------------
Dividends from affiliated money market funds        8,301,930
-------------------------------------------------------------
Interest                                                5,725
-------------------------------------------------------------
Security lending income                               643,001
=============================================================
    Total investment income                        11,340,107
=============================================================

EXPENSES:

Advisory fees                                      26,977,097
-------------------------------------------------------------
Administrative services fees                          233,230
-------------------------------------------------------------
Custodian fees                                        232,821
-------------------------------------------------------------
Distribution fees -- Class A                       10,092,087
-------------------------------------------------------------
Distribution fees -- Class B                        1,809,368
-------------------------------------------------------------
Distribution fees -- Class C                          565,638
-------------------------------------------------------------
Transfer agent fees -- Class A                      4,978,765
-------------------------------------------------------------
Transfer agent fees -- Class B                        340,897
-------------------------------------------------------------
Transfer agent fees -- Class C                        106,570
-------------------------------------------------------------
Trustees' fees                                         18,547
-------------------------------------------------------------
Other                                               1,048,859
=============================================================
    Total expenses                                 46,403,879
=============================================================
Less: Expenses paid indirectly                       (173,362)
=============================================================
    Net expenses                                   46,230,517
=============================================================
Net investment income (loss)                      (34,890,410)
=============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities      978,195,173
=============================================================
Change in net unrealized appreciation of
  investment securities                           362,410,770
=============================================================
  Net gain from investment securities           1,340,605,943
=============================================================
Net increase in net assets resulting from
  operations                                   $1,305,715,533
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $  (34,890,410)   $  (18,681,715)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   978,195,173       401,315,614
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   362,410,770       514,158,866
==============================================================================================
    Net increase in net assets resulting from operations       1,305,715,533       896,792,765
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (320,367,821)      (25,067,232)
----------------------------------------------------------------------------------------------
  Class B                                                         (4,413,088)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,287,521)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        663,429,973      (697,955,629)
----------------------------------------------------------------------------------------------
  Class B                                                        343,326,602        22,307,605
----------------------------------------------------------------------------------------------
  Class C                                                        112,539,912         6,056,717
==============================================================================================
    Net increase in net assets                                 2,098,943,590       202,134,226
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,840,171,882     2,638,037,656
==============================================================================================
  End of year                                                 $4,939,115,472    $2,840,171,882
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,607,070,149    $1,384,638,292
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (174,108)         (148,328)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     903,654,950       389,528,207
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             1,428,564,481     1,066,153,711
==============================================================================================
                                                              $4,939,115,472    $2,840,171,882
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $34,864,630, undistributed net realized gains decreased by $138,000,000 and paid in capital increased by $103,135,370 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $233,230 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $2,659,331 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $10,092,087, $1,809,368 and $565,638, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,075,726 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $55,615 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $10,333 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $58,779 and reductions in custodian fees of $114,583 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $173,362.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $227,103,501 were on loan to brokers. The loans were secured by cash collateral of $231,645,571 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $643,001 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $3,988,340,688 and $3,252,464,051, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $1,563,292,941
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (134,915,538)
============================================================================
Net unrealized appreciation of investment securities          $1,428,377,403
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $3,491,904,682.

NOTE 8-SHARE INFORMATION*

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                              1999
                                                              -----------------------------    ------------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    ---------------
Sold:
  Class A                                                     204,998,037    $1,165,506,524     20,202,014    $   945,046,848
-----------------------------------------------------------------------------------------------------------------------------
  Class B**                                                    21,294,813       379,822,496        515,321         25,493,142
-----------------------------------------------------------------------------------------------------------------------------
  Class C**                                                     6,866,314       122,159,297        137,866          6,796,692
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       5,280,778       297,990,645        522,585         23,265,335
-----------------------------------------------------------------------------------------------------------------------------
  Class B**                                                        72,296         4,045,318             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Class C**                                                        19,260         1,076,149             --                 --
=============================================================================================================================
Reacquired:
  Class A                                                     (19,341,399)     (800,067,196)   (35,925,286)    (1,666,267,812)
-----------------------------------------------------------------------------------------------------------------------------
  Class B**                                                    (1,179,153)      (40,541,212)       (64,363)        (3,185,537)
-----------------------------------------------------------------------------------------------------------------------------
  Class C**                                                      (351,490)      (10,695,534)       (14,649)          (739,975)
=============================================================================================================================
                                                              217,659,456    $1,119,296,487    (14,626,512)   $  (669,591,307)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
** Class B shares and Class C shares commenced sales on March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A(a)
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 2000          1999          1998          1997          1996
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    13.90    $    10.04    $    12.49    $    11.23    $    10.03
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.13)        (0.09)        (0.08)        (0.06)        (0.08)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    11.08          4.05         (1.93)         1.90          1.52
================================================================================================================================
    Total from investment operations                               10.95          3.96         (2.01)         1.84          1.44
================================================================================================================================
Less distributions:
  Distributions from net realized gains                            (6.44)        (0.10)        (0.44)        (0.58)        (0.24)
================================================================================================================================
Net asset value, end of period                                $    18.41    $    13.90    $    10.04    $    12.49    $    11.23
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                    47.53%        39.73%       (16.36)%       17.35%        14.77%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,444,515    $2,808,451    $2,638,038    $3,864,257    $2,750,564
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                             1.04%(c)      1.09%         1.06%         1.06%         1.11%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.77)%(c)    (0.69)%       (0.64)%       (0.65)%       (0.76)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               79%           75%           69%           73%           79%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $4,036,834,917.

                                                                        CLASS B(a)
                                                              ------------------------------
                                                                              MARCH 1, 1999
                                                                               (DATE SALES
                                                              YEAR ENDED        COMMENCED)
                                                              OCTOBER 31,     TO OCTOBER 31,
                                                                 2000              1999
                                                              -----------     --------------
Net asset value, beginning of period                           $  13.81          $ 10.85
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.29)           (0.07)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   11.04             3.03
============================================================================================
    Total from investment operations                              10.75             2.96
============================================================================================
Less distributions:
  Distributions from net realized gains                           (6.44)              --
============================================================================================
Net asset value, end of period                                 $  18.12          $ 13.81
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   46.29%           27.27%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $374,010          $24,914
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                            1.86%(c)         2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets       (1.59)%(c)       (1.68)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate                                              79%              75%
____________________________________________________________________________________________
============================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $180,936,805.
(d) Annualized.

                                                                        CLASS C(a)
                                                              ------------------------------
                                                                              MARCH 1, 1999
                                                                               (DATE SALES
                                                              YEAR ENDED        COMMENCED)
                                                              OCTOBER 31,     TO OCTOBER 31,
                                                                 2000              1999
                                                              -----------     --------------
Net asset value, beginning of period                           $  13.81          $ 10.85
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.29)           (0.07)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   11.03             3.03
============================================================================================
    Total from investment operations                              10.74             2.96
============================================================================================
Less distributions:
  Distributions from net realized gains                           (6.44)              --
============================================================================================
Net asset value, end of period                                 $  18.11          $ 13.81
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   46.21%           27.27%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $120,591          $ 6,807
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                            1.86%(c)         2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets       (1.59)%(c)       (1.68)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate                                              79%              75%
____________________________________________________________________________________________
============================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $56,563,818.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Aggressive Growth Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* Approval of an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

   The results of the proxy solicitation on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................   22,913,822      645,637     7,514,329**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................   22,622,968      835,109     7,615,711**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............   22,412,245    1,027,645     7,633,898**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   22,527,927      918,343     7,627,518**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   22,593,577      862,577     7,617,634**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   22,387,471    1,078,639     7,607,678**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................   22,303,590    1,150,394     7,619,804**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   22,303,848    1,140,070     7,629,870**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......   22,349,209    1,086,968     7,637,611**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................   22,102,255    1,325,986     7,645,547**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................   22,248,341    1,206,860     7,618,587**
(5)     Approval of changing the Investment Objective and making it
        Non-Fundamental.............................................   21,912,856    1,597,265     7,563,667**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   29,804,738      281,188       987,862

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                        VOTES      WITHHELD/
        MATTER                                                          VOTES FOR      AGAINST    ABSTENTIONS
        ------                                                        -------------   ---------   -----------
        Adjournment of approval of an Agreement and Plan of
  (2)*  Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............    771,237,475   25,045,711  214,550,642

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                        VOTES      WITHHELD/
        MATTER                                                          VOTES FOR      AGAINST    ABSTENTIONS
        ------                                                        -------------   ---------   -----------
        Approval of an Agreement and Plan of Reorganization which
  (2)*  provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................    824,680,935   26,389,312  203,059,248

---------------

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                              OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                       11 Greenway Plaza
Chairman, President and                        Chairman and President                 Suite 100
Chief Executive Officer                                                               Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                     Suite 100
Chief Executive Officer                        Edgar M. Larsen                        Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                      TRANSFER AGENT
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer           A I M Fund Services, Inc.
Cortland Trust Inc.                                                                   P.O. Box 4739
                                               Melville B. Cox                        Houston, TX 77210-4739
Albert R. Dowden                               Vice President
Chairman of the Board of Directors,                                                   CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and    Mary J. Benson
Director, Magellan Insurance Company,          Assistant Vice President and           State Street Bank and Trust Company
Formerly Director, President and               Assistant Treasurer                    225 Franklin Street
Chief Executive Officer,                                                              Boston, MA 02110
Volvo Group North America, Inc.; and           Sheri Morris
Senior Vice President, AB Volvo                Assistant Vice President and           COUNSEL TO THE FUND
                                               Assistant Treasurer
Edward K. Dunn Jr.                                                                    Ballard Spahr
Chairman, Mercantile Mortgage Corp.;           Jim A. Coppedge                        Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,          Assistant Secretary                    1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                              Philadelphia, PA 19103
President, Mercantile Bankshares               Renee A. Friedli
                                               Assistant Secretary                    COUNSEL TO THE TRUSTEES
Jack Fields
Chief Executive Officer                        P. Michelle Grace                      Kramer, Levin, Naftalis & Frankel LLP
Texana Global, Inc.;                           Assistant Secretary                    919 Third Avenue
Formerly Member                                                                       New York, NY 10022
of the U.S. House of Representatives           Nancy L. Martin
                                               Assistant Secretary                    DISTRIBUTOR
Carl Frischling
Partner                                        Ofelia M. Mayo                         A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                    11 Greenway Plaza
                                                                                      Suite 100
Prema Mathai-Davis                             Lisa A. Moss                           Houston, TX 77046
Formerly Chief Executive                       Assistant Secretary
Officer, YWCA of the U.S.A.                                                           AUDITORS
                                               Kathleen J. Pflueger
Lewis F. Pennock                               Assistant Secretary                    KPMG LLP
Partner                                                                               700 Louisiana
Pennock & Cooper                                                                      Houston, TX 77002

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $464,068,430 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                THE AIM FAMILY OF FUNDS--Registered Trademark--




                      EQUITY FUNDS

DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS                A I M Management Group Inc. has
                                                                                    provided leadership in the mutual
   MORE AGGRESSIVE                      MORE AGGRESSIVE                             fund industry since 1976 and
                                                                                    managed approximately $183 billion
AIM Small Cap Opportunities(1)     AIM Latin American Growth                        in assets for more than eight
AIM Mid Cap Opportunities(2)       AIM Developing Markets                           million shareholders, including
AIM Large Cap Opportunities(3)     AIM European Small Company                       individual investors, corporate
AIM Emerging Growth                AIM Asian Growth                                 clients and financial institutions,
AIM Small Cap Growth(4)            AIM Japan Growth                                 as of September 30, 2000.
AIM Aggressive Growth              AIM International Emerging Growth                     The AIM Family of Funds
AIM Mid Cap Growth                 AIM European Development                         --Registered Trademark-- is
AIM Small Cap Equity               AIM Euroland Growth                              distributed nationwide, and AIM
AIM Capital Development            AIM Global Aggressive Growth                     today is the eighth-largest mutual
AIM Constellation                  AIM International Equity                         fund complex in the United States
AIM Dent Demographic Trends        AIM Advisor International Value                  in assets under management,
AIM Select Growth                  AIM Global Trends                                according to Strategic Insight, an
AIM Large Cap Growth               AIM Global Growth                                independent mutual fund monitor.
AIM Weingarten                                                                           AIM is a subsidiary of
AIM Mid Cap Equity                      MORE CONSERVATIVE                           AMVESCAP PLC, one of the world's
AIM Value II                                                                        largest independent financial
AIM Charter                        SECTOR EQUITY FUNDS                              services companies with $414
AIM Value                                                                           billion in assets under management
AIM Blue Chip                           MORE AGGRESSIVE                             as of September 30, 2000.
AIM Basic Value
AIM Large Cap Basic Value          AIM New Technology
AIM Balanced                       AIM Global Telecommunications and Technology
AIM Advisor Flex                   AIM Global Resources
                                   AIM Global Financial Services
     MORE CONSERVATIVE             AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Global Infrastructure
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                        MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS         TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                     MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government           MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
A I M Distributors, Inc.                                --Registered Trademark--




                                                                       AGRO-AR-1